SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

SECURED DATA, INC.
(Exact name of registrant as specified in Charter)

NEVADA	000-32253	87-0650264
(State or other jurisdiction of	(Commission File No.)	(IRS Employee
incorporation or organization)		Identification No.)

16B/F Ruixin Road Bldg.
No. 25 Gaoxin Road
Xi An 710075 Shaanxi Province
China

(Address of Principal Executive Offices)

(86) 29 8824 6358

 (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

Attached to this Current Report on Form 8-K are certain financial results of assets acquired in the acquisition of December 20, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Xian Huifeng Pharmaceutical Company Limited (Previously Baoji Jinsen Pharmaceutical Company Limited) Financial Statements as of December 31, 2004 and 2003.

Secured Data, Inc. and Subsidiaries Pro Forma Consolidated Financial Statements as of December 31, 2004 (Unaudited).

Secured Data, Inc. and Subsidiaries Pro Forma Consolidated Financial Statements as of June 30, 2005 (Unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated September 19, 2005	SECURED DATA, INC.

/s/ Jing An Wang By: Jing An Wang Its: Chief Executive Officer

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004 AND 2003

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)

Jimmy C.H. Cheung & Co Certified Public Accountants (A member of Kreston International)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Xian Huifeng Pharmaceutical Company Limited
(Previously Baoji Jinsen Pharmaceutical Company Limited)

We have audited the accompanying balance sheets of Xian Huifeng Pharmaceutical Company Limited (previously Baoji Jinsen Pharmaceutical Company Limited) as of December 31, 2004 and 2003 and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xian Huifeng Pharmaceutical Company Limited (previously Baoji Jinsen Pharmaceutical Company Limited), as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

JIMMY C.H. CHEUNG & CO
Certified Public Accountants

Hong Kong

Date: September 7, 2005

304 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk Website: http://www.jimmycheungco.com

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)
BALANCE SHEETS
AS OF DECEMBER 31, 2004 AND 2003

ASSETS
	2004	2003

CURRENT ASSETS
Cash and cash equivalents	$2,936	$-
Loans receivable	422,705
Total Current Assets	425,641	-

PROPERTY AND EQUIPMENT, NET	1,086	181,159

TOTAL ASSETS	$426,727	$181,159

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Other payables and accrued expenses	$4,831	$-
Total Current Liabilities	4,831	-

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY
Registered capital	603,865	181,159
Retained deficit	(181,969)	-
Total Stockholders' Equity	421,896	181,159

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$426,727	$181,159

The accompanying notes are an integral part of these financial statements

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

OPERATING EXPENSES
General and administrative expenses	$810	$-
Total Operating Expenses	810	-

LOSS FROM OPERATIONS	810	-

OTHER INCOME	-	-

LOSS FROM OPERATIONS BEFORE TAXES AND
EXTRAORDINARY ITEM	810	-

INCOME TAX EXPENSE	-	-

EXTRAORDINARY ITEM
Debt forgiven	181,159	-

NET LOSS	$181,969	$-

The accompanying notes are an integral part of these financial statements

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	Registered	Retained
	capital	deficit	Total

Balance at January 1, 2003	$181,159	$-	181,159

Net loss for the year	-	-	-
Balance at December 31, 2003	181,159	-	181,159

Capital contribution	422,706	-	422,706

Net loss for the year	-	(181,969)	(181,969)
Balance at December 31, 2004	$603,865	$(181,969)	421,896

The accompanying notes are an integral part of these financial statements

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(181,969)	$-
Adjusted to reconcile net loss to cash provided
by operating activities:
Forgiveness of debt	181,159	-
Changes in operating assets and liabilities
Increase in loan receivables	(422,705)	-
Increase in other payables and accrued expenses	4,831	-
Net cash used in operating activities	(418,684)	-

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,086)	-
Net cash used in investing activities	(1,086)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution	422,706	-
Net cash provided by financing activities	422,706	-

NET INCREASE IN CASH AND CASH EQUIVALENTS	2,936	-

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	-	-

CASH AND CASH EQUIVALENTS AT END OF YEAR	$2,936	$-

The accompanying notes are an integral part of these financial statements

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004 AND 2003

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)	Organization

Xian Huifeng Pharmaceutical Company Limited (“Huifeng Pharmaceutical”) is a limited liability company which was incorporated in the People’s Republic of China (“PRC”) on June 4, 2002 under the name Baoji Jinsen Pharmaceutical Company Limited. On June 25, 2004 the company was changed its name to Xian Huifeng Pharmaceutical Company Limited.

On June 16, 2004, two stockholders, whose ownership totaled 100% of the interest in Huifeng Pharmaceutical, sold 100% of their interests to two companies. Huifeng Biochemistry Joint-Stock Company Limited (“Huifeng Biochemistry”) and Runfeng Investment Company Limited (“Runfeng Investment”) acquired 86.7% and 13.3% interest in Huifeng Pharmaceutical respectively.

On November 10, 2004 Huifeng Pharmaceutical increased its registered capital from $181,159 to $603,865. The increased registered capital was fully paid by Runfeng Investment.

(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)	Cash and cash equivalents

For purposes of the cash flow statement, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(D)	Property and equipment

Property and equipment other than construction in progress are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Plant and machinery               10 Years
Buildings                                  20 Years

Assets under construction are not depreciated until they are completed and put into commercial operation.

(E)	Construction in progress

Construction in progress is stated at cost less any identified impairment loss. Cost comprises construction expenditures and other direct costs attributable to such project, including borrowing costs, if the amount of capital expenditures and the time involved to complete the construction are significant. When the assets concerned are brought into use, the costs transferred to property, plant and equipment and depreciated in accordance with the policies as stated above.

(F)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Cash, receivables and payables are reflected in the financial statements at fair value because of the short-term maturity of the instruments.

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004 AND 2003

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(G)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(H)	Foreign currency translation

The functional currency of the Company is the Chinese Renminbi (“RMB”). Transactions denominated in currencies other than RMB are translated into United States dollars using year end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder’s equity as other comprehensive loss. Cumulative translation adjustment amounts were insignificant at and for the years ended December 31, 2004 and 2003 as the RMB is pegged to the United States dollar.

(I)	Segments

The Company operates in one segment and therefore segment information is not presented.

(J)	Recent Accounting Pronouncements

Statement of Financial Accounting Standards (“SFAS”) No. 151, “Inventory Costs - an amendment of ARB No. 43, Chapter 4 SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67,” SFAS No. 153, “Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29,” and SFAS No. 123 (revised 2004), “Share-Based Payment,” and SFAS No. 154 “Accounting Changes and Error Corrections” were recently issued. SFAS No. 151, 152, 153, 154 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

2.	LOANS RECEIVABLE

Loans receivable at December 31, 2004 and 2003 consisted of the following:

	2004	2003

Loan receivable from a third party, interest rate of 12%	$181,159	$-
per annum, non-secured, due September 2005

Loan receivable from a third party, interest rate of 10%
per annum, non-secured, due November 2005	241,546	-
	$422,705	$-

XIAN HUIFENG PHARMACEUTICAL COMPANY LIMITED
(PREVIOUSLY BAOJI JINSEN PHARMACEUTICAL
COMPANY LIMITED)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004 AND 2003

3.	PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31, 2004 and 2003:

	2004	2003

Plant and machinery	$-	$150,845
Buildings	-	30,314
Construction in progress	1,086	-
	1,086	181,159
Less: accumulated depreciation	-	-
Property and equipment, net	$1,086	$181,159

Depreciation expenses for the year ended December 31, 2004 and 2003 were $0. During 2004 and 2003, the machinery was not placed into service.

4.	STOCKHOLDERS’ EQUITY

Registered capital

The registered capital of the Company was increased by $422,706 (Rmb 3,500,000) to $603,865 (Rmb 5,000,000) on November 10, 2004 by a stockholder of the Company.

5.	CONCENTRATIONS AND RISKS

During 2004 and 2003, 100% of the Company’s assets were located in China.

6.	DEBT FORGIVEN

During 2004, the Company sold its fixed assets to a former stockholder at its net book value of $181,159. The amount owed by the former stockholder was forgiven by the Company when the current stockholders acquired the Company.

7.	SUBSEQUENT EVENT

On May 27, 3005 the Company’s registered capital was increased by $1,654,589 (Rmb 13,700,000) to $2,258,454 (Rmb 18,700,000).

SECURED DATA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004 (UNAUDITED)

SECURED DATA, INC. AND SUBSIDIARIES

CONTENTS

Pages

Pro Forma Consolidated Balance Sheet as of December 31, 2004 (Unaudited)	1

Pro Forma Consolidated Statements of Operations and Comprehensive (Loss) Income for the year ended December 31, 2004 (Unaudited)	2

Notes to Pro Forma Consolidated Financial Statements as of December 31, 2004 (Unaudited)	3

SECURED DATA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2004 (UNAUDITED)

	Secured Data,	Xian Huifeng	Pro Forma	Pro Forma
	Inc. and	Pharmaceutical	Adjustments and	Consolidated
	Subsidiaries	Co., Ltd.	Elimination	Balance Sheet

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$167,511	$2,936		$170,447
Accounts receivable, net of alllowances	104,144	-		104,144
Inventories, net	1,302,025	-		1,302,025
Loans receivable	-	422,705		422,705
Due from stockholders	62,493	-		62,493
Other assets	335,058	-		335,058
Total Current Assets	1,971,231	425,641		2,396,872

PROPERTY AND EQUIPMENT, NET	879,503	1,086		880,589

LAND USE RIGHTS, NET	133,974	-		133,974

OTHER ASSETS
Investment in affiliate	31,401	-	(31,401)	-
TOTAL ASSETS	$3,016,109	$426,727		$3,411,435

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$56,454	$-		$56,454
Other payables and accrued expenses	145,191	4,831		150,022
Valued added tax payables	12,323	-		12,323
Income tax and other tax payables	6,684	-		6,684
Convertible note payable	1,900,000	-		1,900,000
Due to stockholders	193,433	-		193,433
Total Current Liabilities	2,314,085	4,831		2,318,916

COMMITMENTS AND CONTINGENCIES	-	-		-

MINORITY INTEREST	58,915	-	83,535	142,450

STOCKHOLDERS' EQUITY
Capital	2,676,996	603,865	(603,865)	2,676,996
Retained earnings (deficit)
Unappropriated	(2,041,137)	(181,969)	488,929	(1,734,177)
Appropriated	7,250	-		7,250
Total Stockholders' Equity	702,024	421,896		1,092,519

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,016,109	$426,727		$3,411,435

The accompanying notes are an integral part of these financial statements

1

SECURED DATA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE (LOSS) INCOME FOR THE YEAR
ENDED DECEMBER 31, 2004 (UNAUDITED)

	Secured Data,	Xian Huifeng	Pro Forma	Pro Forma
	Inc. and	Pharmaceutical	Adjustments and	Consolidated
	Subsidiaries	Co., Ltd.	Elimination	Balance Sheet

NET SALES	$2,478,763	$-		$2,478,763

COST OF SALES	(2,235,189)	-		(2,235,189)

GROSS PROFIT	243,574	-		243,574

OPERATING EXPENSES
Selling expenses and distribution expenses	41,569	-		41,569
General and administrative expenses	415,342	810		416,152
Depreciation and amortization	9,012	-		9,012
Total Operating Expenses	465,923	810		466,733

LOSS FROM OPERATIONS	(222,349)	(810)		(223,159)

OTHER INCOME (EXPENSE)
Interest income (expense), net	1,260	-		1,260
Other income (expense), net	711	-		711
Total Other Income (expense)	1,971	-		1,971

LOSS FROM OPERATIONS BEFORE
TAXES, MINORITY INTEREST AND
EXTRAORDINARY ITEMS	(220,378)	(810)		(221,188)

INCOME TAX EXPENSE	(7,503)	-		(7,503)

MINORITY INTEREST	8,362	-	36,030	44,392

EXTRAORDINARY ITEMS
Gain on acquisition of a subsidiary	-	-	452,899	452,899

Forgiveness of debt	-	(181,159)		(181,159)

NET (LOSS) INCOME	(219,519)	(181,969)		87,441

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	-	-		-

COMPREHENSIVE (LOSS) INCOME	$(219,519)	$(181,969)		$87,441

Diluted net (loss) income per share:
Before extraordinary items				$-

Extraordinary items				$-

Weighted average number of shares outstanding
during the year - diluted				81,123,434

The accompanying notes are an integral part of these financial statements

2

SECURED DATA, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIALSTATEMENTS
AS OF DECEMBER 31, 2004 (UNAUDITED)

NOTE 1	ORGANIZATION AND BASIS OF PRESENTATION

On June 16, 2004 the company’s wholly owned subsidiary, Huifeng Biochemistry Joint-Stock (“Huifeng Biochemistry) acquired an 86.7% interest in Baoji Jisen Pharmaceutical Company Limited, later renamed to Xian Huifeng Pharmaceutical Company Limited (“Huifeng Pharmaceutical”), a limited liability company in PRC. On November 10, 2004 Huifeng Pharmaceutical increased its registered capital from $181,159 to $603,865. The increased registered capital was fully subscribed by a stockholder of the Company, diluting the Company’s interest Huifeng Pharmaceutical from 86.7% to 26%. On May 27, 2005 the PRC Government approved Huifeng Biochemistry’s increased investment in Huifeng Pharmaceutical from $31,401 to $1,685,990 through an increase in the registered capital of Huifeng Pharmaceutical from $603,865 to $2,258,454. The acquisition of Huifeng Pharmaceutical by Huifeng Biochemistry was through a step process increasing Huifeng Biochemistry’s interest in Huifeng Pharmaceutical from 26% to 80.2%.

Audited financial statements of Secured Data, Inc. and its subsidiaries and Xian Huifeng Pharmaceutical Company Limited for the year ended December 31, 2004 have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Secured Data, Inc. and its subsidiaries and Xian Huifeng Pharmaceutical Company Limited.

NOTE 2	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The pro forma consolidated balance sheet as of December 31, 2004 (unaudited) has been prepared assuming that the acquisition occurred on December 31, 2004. The pro forma consolidated statement of operations and comprehensive (loss) income for the year ended December 31, 2004 (unaudited) has been prepared assuming the transaction occurred at the beginning of the year presented. This pro forma consolidated statement of operations is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place at the beginning of the period presented and does not purport to be indicative of the effects that may be expected to occur in the future.

NOTE 3	PRO FORMA SHARE CAPITAL

	No. of shares
Authorized:
Preferred stock	5,000,000	$5,000

Common stock	100,000,000	$100,000

Issued and outstanding:
Secured Data, Inc. share capital	93,604,958	$93,605
Huifeng Pharmaceutical registered capital	-	603,865
Elimination of Huifeng Pharmaceutical registered
capital amount	-	(603,865)
As of December 31, 2004	93,604,958	$93,605

3

SECURED DATA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

SECURED DATA, INC. AND SUBSIDIARIES

CONTENTS

Pages

Pro Forma Consolidated Balance Sheet as of June 30, 2005 (Unaudited)	1

Pro Forma Consolidated Statements of Operations and Comprehensive Income for the six months ended
June 30, 2005 (Unaudited)	2

Notes to Pro Forma Consolidated Financial Statements as of June 30, 2005 (Unaudited)	3

SECURED DATA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2005 (UNAUDITED)

	Secured Data,	Xian Huifeng	Pro Forma	Pro Forma
	Inc. and	Pharmaceutical	Adjustments and	Consolidated
	Subsidiaries	Co., Ltd.	Elimination	Balance Sheet

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$340,905	$2,853		$343,758
Accounts receivable, net of alllowances	462,158	-		462,158
Inventories, net	1,431,090	-		1,431,090
Loans receivable	-	422,705		422,705
Tax receivable	13,094	-		13,094
Due from stockholders	127,744	130,546		258,290
Due from a subsidiary	10,870	-	(10,870)	-
Goodwill	-	-	7,773	7,773
Other assets	311,294	25,765		337,059
Total Current Assets	2,697,155	581,869		3,275,927

PROPERTY AND EQUIPMENT, NET	835,186	1,520,747		2,355,933

LAND USE RIGHTS, NET	132,601	-		132,601

OTHER ASSETS
Investment in affiliate	1,685,667	-	(1,685,667)	-
TOTAL ASSETS	$5,350,609	$2,102,616		$5,764,461

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$88,988	$-		$88,988
Other payables and accrued expenses	89,243	-		89,243
Due to immediate holding company	-	10,870	(10,870)	-
Income tax and other tax payables	25,787	-		25,787
Convertible note payable	1,900,000	-		1,900,000
Due to stockholders	1,208	-		1,208
Total Current Liabilities	2,105,226	10,870		2,105,226

COMMITMENTS AND CONTINGENCIES	-	-		-

MINORITY INTEREST	54,755	-	413,852	468,607

STOCKHOLDERS' EQUITY
Capital	5,092,454	2,258,454	(2,258,454)	5,092,454
Retained earnings (deficit)
Unappropriated	(1,909,076)	(166,708)	166,708	(1,909,076)
Appropriated	7,250	-		7,250
Total Stockholders' Equity	3,245,383	2,091,746		3,659,235

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,350,609	$2,102,616		$5,764,461

The accompanying notes are an integral part of these financial statements

1

SECURED DATA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME FOR THE SIX MONTHS
ENDED JUNE 30, 2005 (UNAUDITED)

	Secured Data,	Xian Huifeng	Pro Forma	Pro Forma
	Inc. and	Pharmaceutical	Adjustments and	Consolidated
	Subsidiaries	Co., Ltd.	Elimination	Balance Sheet

NET SALES	$1,342,812	$-		$1,342,812

COST OF SALES	(1,093,703)	-		(1,093,703)

GROSS PROFIT	249,109	-		249,109

OPERATING EXPENSES
Selling expenses and distribution expenses	48,705	-		48,705
General and administrative expenses	63,052	5,131		68,183
Depreciation and amortization	29,398	5,372		34,770
Total Operating Expenses	141,155	10,503		151,658

INCOME (LOSS) FROM OPERATIONS	107,954	(10,503)		97,451

OTHER INCOME (EXPENSE)
Interest income (expense), net	3,812	25,765		29,577
Other income (expense), net	42,270	-		42,270
Total Other Income (expense)	46,082	25,765		71,847

INCOME FROM OPERATIONS BEFORE
TAXES AND MINORITY INTEREST	154,036	15,262		169,298

INCOME TAX EXPENSE	(25,812)	-		(25,812)

MINORITY INTEREST	4,160	-	(3,022)	1,138

NET INCOME	132,384	15,262		144,624

OTHER COMPREHENSIVE INCOME
Foreign currency translation loss	-	-		-

COMPREHENSIVE INCOME	$132,384	$15,262		$144,624

Net income per share - diluted				$-

Weighted average number of shares outstanding
during the period - diluted				93,604,958

The accompanying notes are an integral part of these financial statements

2

SECURED DATA, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIALSTATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

NOTE 1	ORGANIZATION AND BASIS OF PRESENTATION

On June 16, 2004 the company’s wholly owned subsidiary, Huifeng Biochemistry Joint-Stock (“Huifeng Biochemistry) acquired an 86.7% interest in Baoji Jisen Pharmaceutical Company Limited, later renamed to Xian Huifeng Pharmaceutical Company Limited (“Huifeng Pharmaceutical”), a limited liability company in PRC. On November 10, 2004 Huifeng Pharmaceutical increased its registered capital from $181,159 to $603,865. The increased registered capital was fully subscribed by a stockholder of the Company, diluting the Company’s interest Huifeng Pharmaceutical from 86.7% to 26%. On May 27, 2005 the PRC Government approved Huifeng Biochemistry’s increased investment in Huifeng Pharmaceutical from $31,401 to $1,685,990 through an increase in the registered capital of Huifeng Pharmaceutical from $603,865 to $2,258,454. The acquisition of Huifeng Pharmaceutical by Huifeng Biochemistry was through a step process increasing Huifeng Biochemistry’s interest in Huifeng Pharmaceutical from 26% to 80.2%.

Unaudited financial statements of Secured Data, Inc. and its subsidiaries for the six months ended June 30, 2005 have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Secured Data, Inc. and its subsidiaries and Xian Huifeng Pharmaceutical Company Limited.

NOTE 2	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The pro forma consolidated balance sheet as of June 30, 2005 (unaudited) has been prepared assuming that the acquisition occurred on June 30, 2005. The pro forma consolidated statement of operations and comprehensive income for the six months ended June 30, 2005 (unaudited) has been prepared assuming the transaction occurred at the beginning of the period presented. This pro forma consolidated statement of operations is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place at the beginning of the period presented and does not purport to be indicative of the effects that may be expected to occur in the future.

NOTE 3	PRO FORMA SHARE CAPITAL

	No. of shares
Authorized:
Preferred stock	5,000,000	$5,000

Common stock	100,000,000	$100,000

Issued and outstanding:
Secured Data, Inc. share capital	93,604,958	$93,605
Huifeng Pharmaceutical registered capital	-	2,258,454
Elimination of Huifeng Pharmaceutical registered
capital amount	-	(2,258,454)
As of June 30, 2005	93,604,958	$93,605

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